EXHIBIT 10.1

Amendment No. 2 to the
Harman International Industries, Inc.
Deferred Compensation Plan

Pursuant to action by the Board of Directors, the Harman International Industries, Inc. Deferred Compensation Plan, as amended and restated effective June 1, 1997, as amended October 1, 1999 (the “Plan”), is hereby amended in the following respects, effective December 16, 2003.

1.         Section 1.9 of the Plan, which defines “Change in Control,” shall be amended so that in the first parenthetical phrase in Section 1.9(i), the term “Exchange Act” is replaced by “Securities Exchange Act of 1934 (“Exchange Act”)”.

2.         Section 1.38 of the Plan, which defines “Trust,” shall be amended to include the following clause immediately before the end of the section:  “, including any successor trustee and any successor trust”.

3.         Section 16.16(b) of the Plan is deleted.

Executed this 6th day of January, 2004, but effective as provided above.

HARMAN INTERNATIONAL INDUSTRIES, INC.

                                                                      By:     /s/ Frank Meredith

                                                                      Title: Executive Vice President